UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

Silicon Valley Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43030	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

425 Page Mill Rd., Suite 200, 2nd Floor Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 206-8315

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SVAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVAQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Background

As previously disclosed, on June 17, 2026, Silicon Valley Acquisition Corp., a Cayman Islands exempted company (“SVAQ”, and following the Business Combination Closing, “PubCo”), entered into a Business Combination Agreement (as amended by that certain Amendment No. 1, dated as of August 6, 2026, that certain Amendment No. 2, dated as of September 17, 2026, and that certain Amendment No. 3, dated as of September 26, 2026 the “Business Combination Agreement”), with SVAQ Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of SVAQ (“Merger Sub”), and EigenQ, Inc., a Delaware corporation (“EigenQ” or the “Company”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) SVAQ will transfer by way of continuation from the Cayman Islands to the State of Delaware and domesticate (the “Domestication”) as a Delaware corporation prior to the consummation of the Business Combination (the “Business Combination Closing”), and (ii) Merger Sub will merge with and into the Company (the “Merger”, together with the Domestication and such other transactions contemplated under the Business Combination Agreement, collectively, the “Business Combination”), with the Company continuing as the surviving company. After giving effect to the Merger, the Company will be a wholly-owned subsidiary of SVAQ.

Subordinated Unsecured Note Financing

As previously disclosed in the Current Report on Form 8-K filed by SVAQ with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2026 (the “Prior Report”), on September 17, 2026, SVAQ and EigenQ entered into a securities purchase agreement (the “Secured Purchase Agreement”) with an institutional investor (the “Secured Investor”), pursuant to which EigenQ issued, and subject to certain conditions will issue, senior secured notes (the “Secured EigenQ Notes”) and warrants to purchase shares of EigenQ common stock (the “Secured EigenQ Warrants”), which, upon the Business Combination Closing, will be exchanged for senior secured convertible notes of PubCo (the “Secured PubCo Notes,” and together with the Secured EigenQ Notes, the “Secured Notes”) and warrants of PubCo (the “Secured PubCo Warrants”), respectively (collectively, the “Secured Financing”). The Secured Purchase Agreement contemplates the subordinated financing described below.

On October 19, 2026, SVAQ and EigenQ entered into a securities purchase agreement (the “Unsecured Purchase Agreement”) with a special purpose investment vehicle (the “Unsecured Investor”), providing for the issuance by EigenQ of subordinated unsecured promissory notes in an aggregate original principal amount of up to $5,000,000 (the “Unsecured EigenQ Notes”) and warrants to purchase shares of EigenQ common stock (the “Unsecured EigenQ Warrants”) (collectively, the “Unsecured Financing”). Pursuant to the Unsecured Purchase Agreement, at the Initial Closing (as defined in the Unsecured Purchase Agreement), EigenQ issued to the Unsecured Investor, in respect of $2,172,000 which had been previously funded by the Unsecured Investor and without any additional cash payment by the Unsecured Investor, (i) an Unsecured EigenQ Note with an original principal amount of $2,413,333.33, reflecting an original issue discount of 10% (the “Unsecured Initial Note”), and (ii) Unsecured EigenQ Warrants to purchase 201,111 shares of EigenQ common stock at an exercise price of $12.00 per share (the “Unsecured Initial Warrants”).

Additionally, pursuant to the Unsecured Purchase Agreement, at the Additional Closing (as defined in the Unsecured Purchase Agreement), which may be scheduled at a mutually agreed time and date and is subject to certain conditions, EigenQ may issue to the Unsecured Investor (i) additional Unsecured EigenQ Notes with an aggregate original principal amount of up to $2,586,666.67, reflecting an original issue discount of 10%, for an aggregate purchase price of up to $2,328,000 and (ii) additional Unsecured EigenQ Warrants to purchase up to 215,555 shares of EigenQ common stock (equal to the original principal amount of such additional Unsecured EigenQ Notes divided by $12.00) at an exercise price of $12.00 per share. The aggregate purchase price for all Unsecured EigenQ Notes and Unsecured EigenQ Warrants issued under the Unsecured Purchase Agreement may not exceed $4,500,000 (reflecting aggregate principal amount of $5,000,000).

Upon the Business Combination Closing, (i) the Unsecured EigenQ Notes will be exchanged for subordinated unsecured convertible notes of PubCo (the “Unsecured PubCo Notes,” and together with the Unsecured EigenQ Notes, the “Unsecured Notes”), (ii) the Unsecured EigenQ Warrants will be exchanged, on a one-for-one basis, for warrants of PubCo (the “Unsecured PubCo Warrants,” and together with the Unsecured EigenQ Warrants, the “Unsecured Warrants”) and (iii) PubCo and the Unsecured Investor will enter into a registration rights agreement (the “Unsecured Registration Rights Agreement”).

Terms Substantially Similar to the Secured Financing

Except as described below, the terms of the Unsecured Purchase Agreement, the Unsecured EigenQ Notes, the Unsecured EigenQ Warrants, the Unsecured PubCo Notes, the Unsecured PubCo Warrants and the Unsecured Registration Rights Agreement are substantially similar to the terms of the Secured Purchase Agreement, the Secured EigenQ Notes, the Secured EigenQ Warrants, the Secured PubCo Notes, the Secured PubCo Warrants and the registration rights agreement entered into in connection with the Secured Financing (the “Secured Registration Rights Agreement”), respectively, as described under Item 1.01 of the Prior Report under the heading “Note Financing,” which description is incorporated herein by reference.

Without limiting the foregoing, (i) the Unsecured Notes bear interest at the same rates as the Secured Notes (8% per annum for interest paid in cash and 10% per annum for interest paid in kind); (ii) the Unsecured EigenQ Notes provide for the same 30% maturity premium and 40% event of default premium as the Secured EigenQ Notes and mature on April 15, 2027, subject to automatic extension to July 15, 2027 on substantially the same conditions as apply to the extension of the Secured EigenQ Notes; (iii) the Unsecured PubCo Notes have the same $12.00 initial conversion price, nine-month VWAP reset mechanics and $5.00 initial floor price, company optional redemption premiums, forced conversion threshold, amortization trigger, change of control and event of default redemption premiums, default interest rate and late charge as the Secured PubCo Notes; and (iv) the Unsecured Warrants have the same $12.00 exercise price, five-year term and price-based anti-dilution protection as the corresponding Secured EigenQ Warrants and Secured PubCo Warrants, with the Unsecured PubCo Warrants subject to the same $5.00 floor price.

Material Differences from the Secured Financing

The material differences between the Unsecured Financing and the Secured Financing are summarized below.

Unsecured Status. The Unsecured Notes are unsecured obligations of EigenQ and, following the Business Combination Closing, PubCo. No lien on or security interest in any assets of EigenQ, PubCo or any of their respective subsidiaries secures the Unsecured Notes, and the Unsecured Financing does not include a pledge and security agreement or any other collateral arrangement in favor of the Unsecured Investor. Accordingly, the Unsecured PubCo Notes do not include the events of default included in the Secured PubCo Notes relating to the validity, perfection or priority of any security interest or to any loss of, or damage to, collateral, and the Unsecured Investor will have no lien on, or claim against, any cash collateral securing the Secured Notes, including any cash deposited in the blocked account contemplated by the Secured Financing documents in connection with a release of the non-cash collateral securing the Secured Notes.

Subordination. The Unsecured Notes and all other obligations of EigenQ and, following the Business Combination Closing, PubCo to the Unsecured Investor under the Unsecured Financing documents (including any obligation to pay cash under the Unsecured Warrants) are expressly subordinated in right of payment, enforcement and otherwise to the Secured Notes and all other obligations under the Secured Financing documents, pursuant to a subordination agreement, dated as of October 19, 2026 (the “Subordination Agreement”), by and among the Unsecured Investor, EigenQ, an affiliate of the Secured Investor, as collateral agent for the holders of the Secured Notes (the “Secured Agent”) and SVAQ as an obligor following the Business Combination Closing. Pursuant to the Subordination Agreement, among other things, for so long as any obligations under the Secured Financing remain outstanding:

●	the Unsecured Investor may not demand or receive, and EigenQ and PubCo may not make, any payment on the Unsecured Notes (whether by payment, prepayment, setoff, lawsuit or otherwise), other than regularly scheduled payments of interest (in cash or in kind) at a time when no event of default under the Secured Financing documents has occurred and is continuing or would result therefrom, and the Unsecured Investor must turn over to the holders of the Secured Notes any other payment or distribution it receives in respect of the Unsecured Notes;

●	subject to the express conversion, warrant exercise and exchange exceptions described below, the Unsecured Investor may not exercise any remedy with respect to the Unsecured Notes or commence, prosecute or participate in any action or proceeding against EigenQ or PubCo;

●	in any bankruptcy, insolvency or similar proceeding, the Secured Notes must be paid in full before any payment is made on the Unsecured Notes, the Unsecured Investor may not object to any debtor-in-possession financing or use of cash collateral supported by the holders of the Secured Notes and may not support a plan of reorganization except in specified circumstances, and the Unsecured Investor has granted the Secured Agent a power of attorney to file claims if the Unsecured Investor has not done so by 30 days before the claims deadline, and vote the Unsecured Investor’s claims in such proceeding;

●	the aggregate outstanding principal amount of the Unsecured Notes may not exceed $5,000,000 (exclusive of interest paid in kind at the non-default rate);

●	the Unsecured Financing documents may not be amended in a manner adverse to the holders of the Secured Notes (including any amendment that increases the principal amount or interest rate of, or shortens the maturity of, the Unsecured Notes, or imposes more burdensome conditions on EigenQ or PubCo) without the consent of the required holder of the Secured Notes;

●	the Unsecured Investor may not transfer the Unsecured Notes (including by distribution to its members or other equity holders) unless the transferee enters into a subordination agreement reasonably satisfactory to the required holder of the Secured Notes and the Secured Agent; and

●	any participation or similar right of the Unsecured Investor with respect to future financings provided by the holders of the Secured Notes or their affiliates is limited to the Unsecured Investor’s pro rata share, based on the aggregate purchase price paid under the Unsecured Purchase Agreement relative to the aggregate purchase price paid under the Unsecured Purchase Agreement and the Secured Purchase Agreement; this participation limitation survives payment in full of the Secured Notes and termination of the Subordination Agreement.

As a result, for so long as the Secured Notes remain outstanding, EigenQ and PubCo generally will not be permitted to make any payment of principal, premium or redemption amounts on the Unsecured Notes, including at maturity, upon an event of default, upon a change of control, upon the occurrence of the amortization trigger or pursuant to any holder or company optional redemption. The Subordination Agreement does not restrict the conversion of the Unsecured Notes or the exercise of the Unsecured Warrants in accordance with their terms, provided that any cash paid to the Unsecured Investor in connection with any such conversion or exercise remains subject to the Subordination Agreement.

The Subordination Agreement further provides that if the required holder of the Secured Notes grants any amendment, waiver or consent under the Secured Financing documents that makes the terms thereof more favorable or less restrictive to EigenQ or PubCo (for example, by relaxing a financial covenant, extending a cure period, reducing an interest rate, releasing collateral or waiving a default), the corresponding provisions of the Unsecured Financing documents will automatically be amended or waived in the same manner, without any action or consent of the Unsecured Investor. If the holders of the Secured Notes receive a cash fee, a reduction in conversion price, an increase in principal amount, warrants or an increase in interest rate solely as consideration for any such amendment or waiver, the Unsecured Investor will be entitled to receive its pro rata share of such consideration (or the same reduction or increase, in the case of the conversion price or interest rate), with any cash fee added to the principal amount of the Unsecured Notes rather than paid in cash.

Action Limitations. The Unsecured Purchase Agreement and the Unsecured Notes provide that, for so long as any Secured Note remains outstanding, neither the Unsecured Investor nor any other holder of the Unsecured Notes may declare, accelerate or enforce any event of default, require any redemption or payment, commence any action or proceeding to collect or enforce the Unsecured Notes, or take any other affirmative action with respect to the Unsecured Notes, unless the required holder of the Secured Notes has taken a substantially similar action with respect to the Secured Notes, and then only to substantially the same extent and subject in all respects to the Subordination Agreement (the “Action Limitations”). Any action taken in violation of the Action Limitations is null and void.

Unsecured Registration Rights Agreement. The Unsecured Registration Rights Agreement is substantially similar to the Secured Registration Rights Agreement, but provides that any claim for payment under the Unsecured Registration Rights Agreement, including any claim for partial liquidated damages, is subject to the Subordination Agreement solely to the extent such claim constitutes subordinated indebtedness thereunder, and nothing in the Unsecured Registration Rights Agreement amends the Subordination Agreement or authorizes any payment prohibited thereby; and (ii) the Unsecured Registration Rights Agreement will be deemed amended, waived or otherwise modified, without any action or consent of the Unsecured Investor, to the extent provided in the automatic amendment provisions of the Subordination Agreement described above.

The foregoing descriptions of the Unsecured Purchase Agreement, the Unsecured EigenQ Notes, the Unsecured EigenQ Warrants, the Unsecured PubCo Notes, the Unsecured PubCo Warrants, the Unsecured Registration Rights Agreement and the Subordination Agreement are not complete and are subject to, and qualified in their entirety by reference to, the full text of the Unsecured Purchase Agreement, the form of Unsecured EigenQ Note, the form of Unsecured EigenQ Warrant, the form of Unsecured PubCo Note, the form of Unsecured PubCo Warrant, the form of Unsecured Registration Rights Agreement and the Subordination Agreement, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under Item 1.01 with respect to the Unsecured Notes is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities

Reference is made to the disclosure set forth under Item 1.01, which disclosure is incorporated herein by reference.

The Unsecured EigenQ Notes and Unsecured EigenQ Warrants were, and the shares issuable upon exercise of the Unsecured EigenQ Warrants will be, issued in a transaction exempt from the registration requirements under the Securities Act in reliance on the exemption provided by Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. If the Unsecured PubCo Notes and the Unsecured PubCo Warrants are not registered on the Registration Statement on Form S-4 in connection with the Business Combination (the “Registration Statement”), the Unsecured PubCo Notes and Unsecured PubCo Warrants, and the shares issuable upon conversion of the Unsecured PubCo Notes and exercise of the Unsecured PubCo Warrants will be issued in a transaction exempt from the registration requirements under the Securities Act in reliance on the exemption provided by Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. The aggregate purchase price paid by the Unsecured Investor for the Unsecured Initial Note and the Unsecured Initial Warrants was $2,172,000, reflecting the $2,413,333.33 original principal amount of the Unsecured Initial Note net of the 10% original issue discount, which amount was previously funded by the Unsecured Investor to EigenQ.

The Unsecured Investor has represented that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D, that each of its members and other equity owners is an accredited investor, and that it is acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Additional Information and Where to Find It

The proposed Business Combination by and between EigenQ and SVAQ will be submitted to the shareholders of SVAQ for their consideration. SVAQ and EigenQ have filed the Registration Statement, which includes a preliminary proxy statement. The definitive proxy statement will be distributed to SVAQ’s shareholders in connection with SVAQ’s solicitation for proxies for the vote by SVAQ’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the securities to be issued in connection with the completion of the proposed Business Combination. After the Registration Statement has been declared effective by the SEC, SVAQ will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination.

SVAQ’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus in connection with SVAQ’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about SVAQ, EigenQ and the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SVAQ and EigenQ may also file other documents with the SEC regarding the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by SVAQ, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Silicon Valley Acquisition Corp., 425 Page Mill Rd., Suite 200, 2nd Floor, Palo Alto, CA 94306.

Participants in the Solicitation

SVAQ, EigenQ and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from SVAQ’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SVAQ’s shareholders in connection with the proposed Business Combination will be set forth in SVAQ’s proxy statement/prospectus when it is filed with the SEC. You can find more information about SVAQ’s directors and executive officers in SVAQ’s 2025 Annual Report on Form 10-K filed with the SEC on March 31, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is set forth in Registration Statement, which includes the proxy statement/prospectus. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report and exhibits attached hereto contain certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed Business Combination and the parties thereto. All statements contained in this Current Report other than statements of historical fact, including, without limitation, statements regarding the proposed Business Combination between SVAQ and EigenQ; the anticipated benefits and timing of the proposed Business Combination; expected trading of the combined company’s securities on Nasdaq; the combined company’s future financial performance; the ability of the combined company to execute its business strategy, its market opportunity and positioning; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of EigenQ’s and SVAQ’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of EigenQ and SVAQ. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against EigenQ or SVAQ, the combined company or others following the announcement of the proposed Business Combination; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of EigenQ or SVAQ or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of EigenQ as a result of the announcement and consummation of the proposed Business Combination; (7) EigenQ’s ability to scale and grow its business, and the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (8) the ability to implement business plans, forecasts, identify and realize additional opportunities, and other expectations; (9) political, social or economic instability in the emerging markets, including the Middle East, and other countries in which EigenQ, the post-combination company, relevant OEMs and other channel participants and customers of some or all of the foregoing operate or plan to operate; (10) risks relating to product development and commercialization timing, OEM integration, customer adoption and strategic partnerships; (11) EigenQ’s ability to maintain and recognize benefits from its existing strategic relationships; (12) costs related to the proposed Business Combination; (13) changes in applicable laws or regulations; (14) changes in government mandates, requirements and standards as they relate to quantum security and infrastructure; (15) EigenQ’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; (16) any downturn or volatility in economic conditions; (17) changes in the competitive environment affecting EigenQ or its customers, including EigenQ’s inability to introduce new products or technologies; (18) the impact of pricing pressure and erosion; (19) supply chain risks; (20) risks to EigenQ’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against EigenQ; (21) the possibility that EigenQ or SVAQ may be adversely affected by other economic, business and/or competitive factors; (22) EigenQ’s estimates of its financial performance; (23) the potential dilution to the holders of EigenQ’s and SVAQ’s securities resulting from the issuance of the securities contemplated by the Secured Financing and Unsecured Financing; (24) risks relating to the granting of security interests in EigenQ’s (and after the Business Combination Closing, PubCo’s) assets, the potential enforcement of such security interests in the event of a default or other event of enforcement, the potential loss of assets securing such obligations, and the resulting adverse effects on EigenQ or PubCo; (25) risks relating to the applicable covenants and other requirements under the Secured Purchase Agreement, the Unsecured Purchase Agreement, the Secured Notes or the Unsecured Notes, and the consequences of any default or failure to comply therewith; (26) risks relating to the unsecured and subordinated status of the Unsecured Notes, including the restrictions on payments and enforcement under the Subordination Agreement; (27) risks related to the fact that SVAQ is incorporated in the Cayman Islands and governed by Cayman Islands law; and those factors discussed in the Registration Statement, SVAQ’s Annual Report on Form 10-K for the period ended December 31, 2025, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, in each case, under the heading “Risk Factors,” and subsequent Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus, or other documents that will be filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither EigenQ nor SVAQ presently knows or that EigenQ and SVAQ currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect EigenQ’s and SVAQ’s expectations, plans or forecasts of future events and views as of the date of this Current Report. EigenQ and SVAQ anticipate that subsequent events and developments will cause EigenQ’s and SVAQ’s assessments to change. However, while EigenQ and SVAQ may elect to update these forward-looking statements at some point in the future, EigenQ and SVAQ specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing EigenQ’s and SVAQ’s assessments as of any date after the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1*†	Securities Purchase Agreement, dated October 19, 2026, by and among EigenQ, Inc., Registrant and the Unsecured Investor.
10.2†	Form of Unsecured EigenQ Note.
10.3†	Form of Unsecured EigenQ Warrant.
10.4	Form of Unsecured PubCo Note.
10.5	Form of Unsecured PubCo Warrant.
10.6	Form of Unsecured Registration Rights Agreement, by and between EigenQ Holdings, Inc. and the Unsecured Investor.
10.7*†	Subordination Agreement, dated October 19, 2026, by and among the Unsecured Investor, EigenQ, Inc. the Secured Agent, and SVAQ (as an obligor from and after the Business Combination Closing).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.
†	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2026	SILICON VALLEY ACQUISITION CORP.

	By:	/s/ Dan Nash
	Name:	Dan Nash
	Title:	Chief Executive Officer